

Education Realty Trust, Inc. – Investor Presentation

November 2009









Forward Looking Statements

This presentation includes certain statements, estimates and projections provided by EDR's management with respect to the anticipated future performance of EDR, including "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EDR's management concerning anticipated results and have been included solely for illustrative purposes.

Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result," and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management's control. Such factors include the risk factors discussed in the Company's registration statement on Form S-3, annual report on Form 10-K for the year ended December 31, 2008, and quarterly report on Form 10-Q for the period ended September 30, 2009, each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward-looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward-looking statements to reflect any change in Company expectations or results, or any change in events.

Company Overview

- A market leader in student housing
  - 40 wholly-owned properties: 7,537 units / 25,454 beds
    - Average distance from campus: less than 2 miles
  - 4 joint ventures [1]: 655 units / 2,195 beds

- Focused on wholly-owned developments
  - First on-campus equity project (432 beds) at Syracuse University opened Fall 2009
  - Saluki Point Phase I (528 beds) completed on time and on budget in August of 2008
  - Saluki Point Phase II (240 beds) opened Fall 2009

- Profitable third-party fee businesses
  - *Proven third-party development business*
    - Awarded over $1.3 billion of new on-campus development work since 2000
    - Over $425 million in development project costs currently under contract or recently awarded
  - *Stable third-party management business* [2]
    - Multi-year contracts (typically 5-10 years)
    - Supports strategic relationships with schools
    - 24 managed properties / 12,373 beds



The Commons at Knoxville, University of Tennessee



The Lofts, University of Central Florida



The Reserve at Star Pass, Univ. of Arizona



University Towers, NC State Univ.



NorthPointe, University of Arizona



The Reserve at Columbia, University of Missouri

(1) All joint venture properties are also managed by the Company.
(2) Includes joint venture properties.

Operating Strategy

A Clear Vision for the Future: Grow Shareholder Value and Increase Market Share

Focus on Improving Balance Sheet / Liquidity

- July follow-on common stock offering raised $117 million, net
- Retired $32 million corporate credit facility debt during Q3
- Retired $98 million of maturing first mortgage debt in November
- No material refinancing due until 2012

Improve Operating Performance of Place Portfolio

- Change market perception through improved property management services and amenity enhancements
- Conform Place portfolio to EDR standards associated with the legacy portfolio
- Fall 2009 occupancy up over 240 bps from 2008 levels

Focus on Wholly-Owned Developments

- Focus on wholly-owned developments should generate higher risk-adjusted returns on invested capital
- Currently engaged in RFP dialog with several strategic university partners to bolster the pipeline of on-campus, wholly-owned development via the ONE Plan SM
- On-campus equity opportunities should accelerate given the Company's improved liquidity position

Selectively Recycle Capital and Portfolio Growth through Tactical Acquisitions

- Divest select assets where equity can be harvested and recycled at more attractive returns
- Acquire select properties at accretive levels
- Anticipation that distressed sellers will present opportunity for well capitalized partners

Investment Highlights

- Experienced Management Team with Unique Skill Set and Strong Relationships
- Niche Real Estate Sector Supported by Demographic Trends – Less Influenced by Macro Economic Environment
- High Quality, Amenity Rich Assets with Geographic and University Diversification
- Market Leadership with Scale in the Student Housing Business
- In-House Development and Management Expertise Drives Growth Opportunities



Pointe West, University of South Carolina



The Reserve at Athens, University of Georgia



College Grove, Middle Tenn. State Univ.



The Gables, Western Kentucky University

Investment Highlights

Experienced Management Team with Unique Skill Set and Strong Relationships

- EDR's senior management team has extensive experience in and knowledge of the student housing sector

Name	Title	Years Affiliated with Company
Paul O. Bower	Chairman, President & CEO	40
Randall H. Brown	Executive Vice President, CFO, Treasurer & Secretary	10
Craig L. Cardwell	Executive Vice President of EDR, President - Allen & O'Hara Education Services	38
Thomas Trubiana	Senior Vice President & Chief Investment Officer	19
William W. Harris	Senior Vice President - Allen & O'Hara Development Company	27
Thomas J. Hickey	Senior Vice President - Operations	36

Investment Highlights

Niche Real Estate Sector Supported by Demographic Trends – Less Influenced by Macro Economic Environment

- EDR has 39 out of 40 total properties serving public university systems
- Highly fragmented sector, ownership by small local property owners / operators
- Positive demographic trends – significant portion of echo boomers to reach college age by 2016
- Increasing enrollment trends – anticipated approx. 1.5% annual increase in enrollment from 2006-2016
- Decreasing state appropriations limit ability for many colleges and universities to update aging housing stock
- Increasing acceptance of public/private partnerships by universities provides greater opportunities for private on-campus housing (Syracuse development)



34,000
29,000
24,000
19,000
14,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2020
2025
2030
2035
2040
2045
2050
= Total enrollment in all degree-granting institutions: Fall 2000 to Fall 2015. SOURCE: U.S. Department of Education, NCES
= Extrapolation of total enrollment in all degree-granting institutions. Based on average % growth from 2000 to 2015.
= College-Age Population (18-24 year olds): 2000 to 2050. SOURCE: U.S. Census Bureau, Population Projections



University Towers, North Carolina State Univ.



Reserve at Star Pass, University of Arizona



Reserve at Clemson, Clemson Univ.



Blazer Hall, University of Alabama Birmingham

Source: Rosen Consulting LLC (March 2009), U.S. Census Bureau (2003).

Investment Highlights

High Quality, Amenity Rich Assets with Geographic and University Diversification



University Village, UNC Greensboro



The Point at Western, Western Michigan University



College Station, Purdue University

- Modern purpose-built mid-rise and garden-style apartment complexes
- Close proximity to campus (Less than 2 miles)
- Fully furnished units
- Individual bedrooms and private baths
- State-of-the-art technology packages
- Resort-style amenities – swimming pools, fitness and social centers, computer centers, game rooms, washers and dryers



University Village Towers, University of California Riverside



University Village, UNC Greensboro



The Reserve at Saluki Pointe, Southern Illinois Univ.



The Reserve at Frankford, Texas Tech University

Market Leadership with Scale in the Student Housing Business

- EDR is focused on key student housing markets. The strongest enrollment growth is expected in the Southeast and Southwest regions, with a significant number of EDR's properties located in these key areas


EDR Headquarters
Owned/JV Properties
Managed Properties
3rd Party Developments
Owned Communities Under Development (Open Fall 2009)
(increase in # of students)
< 0.25%
0.25% to 1.25%
1.25% to 2%
> 2%

Source: Rosen Consulting LLC (March 2009).

3Q Highlights and Recent Announcements

- Same community NOI increased ***4.8%*** in Q3 2009
  - Revenue declined 0.8%
  - Operating expense reductions of 2.9%
  - YTD same community NOI increased 5.2%
- Successfully completed a $117 million follow-on equity offering on July 28th.
- Retired $98 million of maturing first mortgage debt on November 6th. No material refinancing needs until 2012
- Development – Owned Projects:
  - First on-campus, wholly owned development at Syracuse University opened August 2009 on budget
  - The Reserve at Saluki Pointe Phase II, a wholly owned development at Southern Illinois University, opened on budget in August 2009
- Development – Third Party Projects:
  - Completed:
    * University of Michigan, Ann Arbor (Phase II) – 613 beds
    * West Chester University of PA (Phase I) – 1,197 beds
    * Indiana University of PA (Phase III) – 1,084 beds
    * CSU Pueblo (Phase I) – 253 beds
  - Under construction:
    * CSU Pueblo (Phase II) - 500 beds
    * Indiana University of PA (Phase IV) – 596 beds
  - Recently Awarded:
    * SUNY College of Environmental Science and Forestry – 454 Beds
    * East Stroudsburg University – 984 beds
    * Westchester University of Pennsylvania (Phase II) – 1,409 beds


RESERVE

The Reserve at Saluki Pointe



Front Entrance



Pool


THERE'S ONE UNIVERSITY HOUSING PLAN THAT GIVES YOU EQUITY AND EXPERIENCE.
THE ONE PLAN
ON-CAMPUS EQUITY
EDUCATION REALTY TRUST

The One Plan℠:

- Exclusively designed for on-campus equity ownership of student apartments
- Leverages the name recognition of A&O and the financial strength of EDR
- Provides EDR with attractive risk / returns due to "best location"
- Provides universities with needed new on-campus housing while preserving capital

Impact of July $117mm Equity Offering

EDUCATION REALTY Trust

- Proceeds used to reduce debt by over 15% since Q2 2009 and increase liquidity
- Largely eliminates material refinancing risk until 2012

Pro forma 2009 maturities / amortization:	*$0.9M*
Pro forma 2010 maturities / amortization:	*$23.4M**
Pro forma 2011 maturities / amortization:	*$12.3M**
Pro forma 2012 maturities / amortization:	*$67.9M*

*Includes construction loan maturities in 2010 ($20.1MM) & 2011($8.8MM) which have conditional extension options to 2012 & 2013, respectively

- Provides capacity to pursue on-campus wholly owned development opportunities along with a recast of the corporate credit facility
  - Attractive risk / return profile ("Best location")
  - Financial strength is critical to university partners
- Increases liquidity to pursue and potentially acquire "distressed" for sale opportunities



Blazer Hall, University of Alabama Birmingham



Campus Village, University of Denver, Colorado



New Housing, Slippery Rock University

Pro Forma Debt Maturity Schedule

As of Sept 30, 2009



$300
$250
$200
$150
$100
$50
$0
•2010 Maturities can be extended to 2012 (1)
•2011 Maturities can be extended to 2013 (1)
$47.0 (2)
$221.3
$67.9
$0.9
$23.4
$12.3
$32.3
2009
2010
2011
2012
2013
2014+
Mortgages and Notes Payable
Refinanced Place Portfolio Debt

Source: Company 10Q and supplemental analyst package as of September 30, 2009.
(1) Subject to certain debt service coverage requirements.
(2) Company expects $47 million in proceeds under its Fannie Mae facility.

Proforma Adjusted Capitalization

(unaudited)

($ in millions, except per share amounts)	As of 9/30/2009	Adjustments	As Adjusted
Equity [1]			
Total Diluted Shares / Units Outstanding			
Total Common Shares Outstanding	56.698		
OP Units	1.121		
Total Diluted Shares / Units Outstanding	**57.819**		
Closing Share Price as of 9/30/09	$5.93		
Total Equity Market Capitalization	**$342.9**		**$342.9**
Debt [1][2]	**Balance**		
Fixed Rate - Mortgage Debt	$378.4	($51.6) [4]	$326.8
Variable Rate - Mortgage Debt	49.5		49.5
Variable Rate - Construction Debt	28.9		28.9
Variable Rate - Corporate Credit Facility	0.0	0.0	0.0
Total Debt	**$456.7**	**($51.6)**	**$405.1**
***Less: Cash, Cash Equivalents and Restricted Cash* [1]**	(91.9)	(51.6)	(40.3)
Net Debt	**$364.8**		**$364.8**
Total Enterprise Value	**$707.7**		**$707.7**
Debt / Total Asset Value [1]	**45.7%**		**40.5%**
Net Debt / EBITDA	**7.04x**		**7.04x**
Interest Coverage [3]	**1.91x**		**2.18x**
Fixed Charge Coverage [3]	**1.61x**		**1.81x**

(1) Source: Company 10Q and supplemental analyst package as of September 30, 2009.
(2) Excludes EDR's portion of unconsolidated debt, and excludes unamortized debt premium of $1.0 million.
(3) Adjusted coverage ratios assumes interest savings from $51.6mm reduction of Place Mortgage Debt at an interest rate of 6.44% .
(4) Company expects to refi $98.6 million of existing debt using $47 million in refinancing proceeds under its Fannie Mae facility and $51.6 million of existing cash.

Illustrative Sources and Uses

EDR Believes It Has Sufficient Liquidity to Fund its Capital Needs through 2012

Cash and Cash Equivalents	$83.9
Restricted Cash	7.9
Undrawn Revolver Capacity [1]	45.1
Committed Sources of Capital	**$136.9**
Place Portfolio Fannie Mae Refinance [2]	$47.0
2010 Secured Debt Maturities Refinancing [3]	23.4
2011 Secured Debt Maturities Refinancing [3]	12.3
2012 Secured Debt Maturities Refinancing [3]	67.9
Additional Sources of Capital	**$150.6**
Total Illustrative Sources of Capital	**$287.6**

Additional Potential Sources of Capital Include:

- Operating Cash Flow in Excess of Dividend Requirements
- Asset Sales
- Five Unencumbered properties

2009 Secured Debt Maturities and Principal Amortization	$0.9
2009 "Place" Debt Maturity	98.6
2009 Total Uses of Capital	**$99.5**
2010 Secured Debt Maturities and Principal Amortization [4]	$23.4
2010 Total Uses of Capital	**$23.4**
2011 Secured Debt Maturities and Principal Amortization [5]	$12.3
2011 Total Uses of Capital	**$12.3**
2012 Secured Debt Maturities and Principal Amortization	$67.9
2012 Total Uses of Capital	**$67.9**
Total Illustrative Uses of Capital	**$203.1**

(1) Assumes borrowing base of $47.1 million, an outstanding balance of $0.0 million and $2.0 million of outstanding letters of credit as of 09/30/2009; assumes new revolver is closed by the end of 2009 with a maturity of January 2013.

(2) Company expects $47 million in proceeds from its expanded Fannie Mae credit facility.

(3) Assumes a 0.0% reduction in mortgage proceeds at refinancing of 2010 through 2012 maturities; negotiations for any such refinancings have not commenced and no assurance can be given that we will be able to obtain refinancings on favorable conditions or at all.

(4) 2010 construction loan maturities can be extended to 2012 subject to compliance with loan covenant requirements.

(5) 2011 construction loan maturities can be extended to 2013 subject to compliance with loan covenant requirements.